UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 4, 2007

U.S. GOLD CORPORATION

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-33190 (Commission File Number)	84-0796160 (I.R.S. Employer Identification No.)

165 South Union, Suite 565

Lakewood, CO 80228

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:     (303) 238-1438

2201 Kipling Street, Suite 100

Lakewood, CO 80215-1545

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

Beginning March 4, 2007, U.S. Gold Corporation (the “Company”) sponsored a trade booth at the Prospectors & Developers Association of Canada annual convention (“PDAC”) in Toronto, Ontario, Canada. A power point presentation is featured at the booth. A copy of the power point slides are attached as Exhibit 99.1.

The information furnished under this Item 7.01, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01               Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are furnished with this report:

	99.1	Power point slide presentation beginning on March 4, 2007 at the PDAC.

Cautionary Statement for Purposes of the “Safe Harbor “Provisions of the Private Securities Litigation Reform Act of 1995.

Certain statements contained herein or in the exhibits filed with this report regarding, among other things, results of exploration, drilling plans and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are sometimes identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and involve a number of risks and uncertainties that could cause actual results to differ materially from projected results. Factors that could cause actual results to differ materially include, among others, drilling results, commodity prices, industry conditions, the availability of drill rigs and other support services, environmental and governmental regulations, availability of financing, judicial proceedings, force majeure events and other risks factors as described from time to time in the Company’s filings with the Securities and Exchange Commission. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

U.S. GOLD CORPORATION

Date: March 5, 2007	By:	/s/ William F. Pass
William F. Pass, Vice President,
Chief Financial Officer and Secretary

Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit
Number	Description of Exhibit

99.1	Power point slide presentation beginning on March 4, 2007 at the PDAC.